Exhibit 33.3



                                  CHASE [LOGO]                  JPMCB - Subprime

    Management's Report on Assessment of Compliance with Applicable Servicing
                                    Criteria

JPMorgan Chase Bank, National Association (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by subprime residential mortgages serviced on the Loan Servicing and Accounting Management System I ("LSAMS I") where the related asset-backed securities were outstanding during the Reporting Period (the "Platform").

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as set forth in this report.

JPMorgan Chase Bank, National Association

Signed: /s/ David Lowman
        --------------------------------
        Name: David Lowman
        Title: Executive Vice President
        Date: 02/26/2007

                                                                JPMCB - Subprime

                                    EXHIBIT A

---------------------------------------------------------------   ---------------------------   ------------
                                                                                                INAPPLICABLE
                                                                           APPLICABLE             SERVICING
                      SERVICING CRITERIA                               SERVICING CRITERIA         CRITERIA
---------------------------------------------------------------   ---------------------------   ------------
    Reference                        Criteria
---------------------------------------------------------------   ---------------------------   ------------
                         General Servicing Considerations
---------------------------------------------------------------   ---------------------------   ------------
                   Policies and procedures are instituted to
                   monitor any performance or other triggers
                   and events of default in accordance with the
1122(d)(1)(i)      transaction agreements.                                    X(1)
---------------------------------------------------------------   ---------------------------   ------------
                   If any material servicing activities are
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the
                   third party's performance and compliance
1122(d)(1)(ii)     with such servicing activities.                             X
---------------------------------------------------------------   ---------------------------   ------------
                   Any requirements the transaction agreements
                   to maintain a back-up servicer for the
1122(d)(1)(iii)    mortgage loans are maintained.                                                     X
---------------------------------------------------------------   ---------------------------   ------------
                   A fidelity bond and errors and omissions
                   policy is in effect on the party
                   participating in the servicing function
                   throughout the reporting period in the
                   amount of coverage required by and otherwise
                   in accordance with the terms of the
1122(d)(1)(iv)     transaction agreements.                                     X
---------------------------------------------------------------   ---------------------------   ------------

                        Cash Collection and Administration
---------------------------------------------------------------   ---------------------------   ------------
                   Payments on mortgage loans are deposited
                   into the appropriate custodial bank accounts
                   and related bank clearing accounts no more
                   than two business days following receipt, or
                   such other number of days specified in the
1122(d)(2)(i)      transaction agreements.                                                            X
---------------------------------------------------------------   ---------------------------   ------------
                   Disbursements made via wire transfer on
                   behalf of an obligor or to an investor are
1122(d)(2)(ii)     made only by authorized personnel.                                                 X
---------------------------------------------------------------   ---------------------------   ------------
                   Advances of funds or guarantees regarding
                   collections, cash flows or distributions,
                   and any interest or other fees charged for
                   such advances, are made, reviewed and
                   approved as specified in the transaction
1122(d)(2)(iii)    agreements.                                                                        X
---------------------------------------------------------------   ---------------------------   ------------
                   The related accounts for the transaction,
                   such as cash reserve accounts or accounts
                   established as a form of
                   overcollateralization, are separately
                   maintained (e.g., with respect to
                   commingling of cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.                                                            X
---------------------------------------------------------------   ---------------------------   ------------
                   Each custodial account is maintained at a
                   federally insured depository institution as
                   set forth in the transaction agreements. For
                   purposes of this criterion, "federally
                   insured depository institution" with respect
                   to a foreign financial institution means a
                   foreign financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)      Securities Exchange Act.                                                           X
---------------------------------------------------------------   ---------------------------   ------------
                   Unissued checks are safeguarded so as to
1122(d)(2)(vi)     prevent unauthorized access.                                                       X
---------------------------------------------------------------   ---------------------------   ------------
                   Reconciliations are prepared on a monthly
                   basis for all asset backed securities
                   related bank accounts, including custodial
                   accounts and related bank clearing accounts.
                   These reconciliation are (A) mathematically
                   accurate; (B) prepared within 30 calendar
                   days after the bank statement cutoff date,
                   or such other number of days specified in
                   the transaction agreements; (C) reviewed and
                   approved by someone other than the person
                   who prepared the reconciliation; and (D)
                   contain explanations for reconciling items.
                   These reconciling items are resolved within
                   90 calendar days of their original
                   identification, or such other number of days
1122(d)(2)(vii)    specified in the transaction agreements.                                           X
---------------------------------------------------------------   ---------------------------   ------------

----------
(1) The Asserting Party monitors events of default as obligated pursuant to the transactions agreements.

                                                                JPMCB - Subprime

---------------------------------------------------------------   ---------------------------   ------------
                                                                                                INAPPLICABLE
                                                                           APPLICABLE             SERVICING
                      SERVICING CRITERIA                               SERVICING CRITERIA         CRITERIA
---------------------------------------------------------------   ---------------------------   ------------
    Reference                        Criteria
---------------------------------------------------------------   ---------------------------   ------------
                        Investor Remittances and Reporting
---------------------------------------------------------------   ---------------------------   ------------
                   Reports to investors, including those to be
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements
                   and applicable Commission requirements.
                   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements; (C)
                   are filed with the Commission as required by
                   its rules and regulations; and (D) agree
                   with investors' or the trustee's records as
                   to the total unpaid principal balance and
                   number of mortgage loans serviced by the
1122(d)(3)(i)      Servicer.                                                                          X
---------------------------------------------------------------   ---------------------------   ------------
                   Amounts due to investors are allocated and
                   remitted in accordance with timeframes,
                   distribution priority and other terms set
1122(d)(3)(ii)     forth in the transaction agreements.                                               X
---------------------------------------------------------------   ---------------------------   ------------
                   Disbursements made to an investor are posted
                   within two business days to the Servicer's
                   investor records, or such other number of
                   days specified in the transaction
1122(d)(3)(iii)    agreements.                                                                        X
---------------------------------------------------------------   ---------------------------   ------------
                   Amounts remitted to investors per the
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.                                                         X
---------------------------------------------------------------   ---------------------------   ------------

                             Pool Asset Administration
---------------------------------------------------------------   ---------------------------   ------------
                   Collateral or security on mortgage loans is
                   maintained as required,by the transaction
                   agreements or related mortgage loan
1122(d)(4)(i)      documents.                                                  X
---------------------------------------------------------------   ---------------------------   ------------
                   Mortgage loan and related documents are
                   safeguarded as required by the transaction
1122(d)(4)(ii)     agreements                                                  X
---------------------------------------------------------------   ---------------------------   ------------
                   Any additions, removals or substitutions to
                   the asset pool are made, reviewed and
                   approved in accordance with any conditions
                   or requirements in the transaction
1122(d)(4)(iii)    agreements.                                                 X
---------------------------------------------------------------   ---------------------------   ------------
                   Payments on mortgage loans, including any
                   payoffs, made in accordance with the related
                   mortgage loan documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after receipt or
                   such other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related
1122(d)(4)(iv)     mortgage loan documents.                                                           X
---------------------------------------------------------------   ---------------------------   ------------
                   The Servicer's records regarding the
                   mortgage loans agree with the Servicer's
                   records with respect to an obligor's unpaid
1122(d)(4)(v)      principal balance.                                                                 X
---------------------------------------------------------------   ---------------------------   ------------
                   Changes with respect to the terms or status
                   of an obligor's mortgage loans (e.g., loan
                   modifications or re-agings) are made,
                   reviewed and approved by authorized
                   personnel in accordance with the transaction
1122(d)(4)(vi)     agreements and related pool asset documents.                                       X
---------------------------------------------------------------   ---------------------------   ------------
                   Loss mitigation or recovery actions (e.g.,
                   forbearance plans, modifications and deeds
                   in lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with
                   the timeframes or other requirements
1122(d)(4)(vii)    established by the transaction agreements.                                         X
---------------------------------------------------------------   ---------------------------   ------------
                   Records documenting collection efforts are
                   maintained during the period a mortgage loan
                   is delinquent in accordance with the
                   transaction agreements. Such records are
                   maintained on at least a monthly basis, or
                   such other period specified in the
                   transaction agreements, and describe the
                   entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone
                   calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
1122(d)(4)(viii)   temporary (e.g., illness or unemployment).                                         X
---------------------------------------------------------------   ---------------------------   ------------

                                                                JPMCB - Subprime

----------------------------------------------------------------------   ------------------   ------------------
                                                                             APPLICABLE          INAPPLICABLE
                               SERVICING CRITERIA                        SERVICING CRITERIA   SERVICING CRITERIA
----------------------------------------------------------------------   ------------------   ------------------
    Reference                         Criteria
----------------------------------------------------------------------   ------------------   ------------------
                     Adjustments to interest rates or rates of
                     return for mortgage loans with variable rates
                     are computed based on the related mortgage
1122(d)(4)(ix)       loan documents.                                                                   X
----------------------------------------------------------------------   ------------------   ------------------
                     Regarding any funds held in trust for an obligor
                     (such as escrow accounts): (A) such funds are
                     analyzed, in accordance with the obligor's
                     mortgage loan documents, on at least an
                     annual basis, or such other period specified
                     in the transaction agreements; (B) interest on
                     such funds is paid, or credited, to obligors in
                     accordance with applicable mortgage loan
                     documents and state laws; and (C) such funds are
                     returned to the obligor within 30 calendar days
                     of full repayment of the related mortgage loans,
                     or such other number of days specified in the
1122(d)(4)(x)        transaction agreements.                                                           X
----------------------------------------------------------------------   ------------------   ------------------
                     Payments made on behalf of an obligor (such as
                     tax or insurance payments) are made on or before
                     the related penalty or expiration dates, as
                     indicated on the appropriate bills or notices
                     for such payments, provided that such support
                     has been received by the servicer at least 30
                     calendar days prior to these dates, or such
                     other number of days specified in the
1122(d)(4)(xi)       transaction agreements.                                                           X
----------------------------------------------------------------------   ------------------   ------------------
                     Any late payment penalties in connection with
                     any payment to be made on behalf of an obligor
                     are paid from the servicer's funds and not
                     charged to the obligor, unless the late payment
1122(d)(4)(xii)      was due to the obligor's error or omission.                                       X
----------------------------------------------------------------------   ------------------   ------------------
                     Disbursements made on behalf of an obligor are
                     posted within two business days to the obligor's
                     records maintained by the servicer, or such
                     other number of days specified in the
1122(d)(4)(xiii)     transaction agreements.                                                           X
----------------------------------------------------------------------   ------------------   ------------------
                     Delinquencies, charge-offs and uncollectible
                     accounts are recognized and recorded in
1122(d)(4)(xiv)      accordance with the transaction agreements.                                       X
----------------------------------------------------------------------   ------------------   ------------------
                     Any external enhancement or other support,
                     identified in Item 1114(a)(1) through (3) or
                     Item 1115 of Regulation AB, is maintained as set
1122(d)(4)(xv)       forth in the transaction agreements.                                              X
----------------------------------------------------------------------   ------------------   ------------------